Exhibit 99.1

Issue No. 4 ***Special Investor Q & A*** April 2009
Quick Links Stock Quote Telecardiology Services Skeletal Health Press Room Investor Relations

Greetings!

I hope this newsletter finds you well and in good spirits despite the troubled economy.

Even with the deepening recession, CompuMed continues to build demand for its products and services. We're riding out the storm and working hard to position the company for growth once the economy rebounds.

In recent months, shareholders have sent us

many questions focused on three primary areas: 1) our tele-cardiology business, 2) our skeletal health business, and 3) our strategies for building shareholder value. In response to these questions, we think it is appropriate at this time to dedicate three full issues of the CompuMedLINE newsletter to providing specific answers.

This issue of the newsletter is first and this three-part series, and is focused on our core ECG and telemedicine business. The next two newsletters in the series will be published shortly, and will focus (respectively) on answering questions about our skeletal business and our strategies for building shareholder value.

As always, we welcome your comments and suggestions.

Maurizio Vecchione

President and Interim CEO

Spotlight News

CompuMed Teams with University of Miami Miller School of Medicine To Provide Landmark Pediatric ECG Services

Spotlight News

CompuMed Aids in Pediatric Screening Program

Investor Q & A

CompuMed's ECG and Telemedicine Business

Q: In an effort to strengthen its core business, CompuMed recently announced new initiatives such as CardioGramKids and the CompuBridge product. At the same time, one or more large ECG manufacturers announced plans to introduce products that appear poised to compete with CompuMed. Can you give us an update on these and related issues?

A: Put simply, our goal is to make CompuMed the leading provider of services associated with remote interpretation of cardio diagnostics in clinical care markets. Accomplishing this goal requires three types of interconnected technology that CompuMed is introducing into the market. The reward is being able to take a leading position in a potential market that analysts have estimated to be in excess of $ 1 Billion.

The first is our popular CardioGram system, which acquires 12-lead ECGs and transmits the data to our clinical lab for interpretation.

The second type of technology required to accomplish our goal involves the internal server infrastructure used to route patient data to a CompuMed cardiologist and back to the originating physician. Because we have invested to improve this infrastructure, we are now able to expand our ECG and tele-medicine client base well beyond our traditional correctional customers to include rural clinics, occupational health centers, federal health facilities and clinical research institutions, as well as various clinical care segments such as pediatrics and mental health. To help expand our ECG customer base, we recently introduced a new product called CompuBridge that makes it possible for clients to data mine our servers.

The third and final type of technology linked to our goal is an "open" system that allows customers to send data to CompuMed from ECG machines made by other manufacturers. We have begun testing such a product internally, and expect to introduce it to the market shortly.

When combined, these three technology platforms allow us to provide remote ECG interpretation services to the widest range of customers. While there are many manufacturers of ECG machines,  none offer the integrated services for over-reading.  The bottom line is that CompuMed will be able to provide over-reads regardless of which ECG machine a customer chooses to use.

Finally, we are targeting specific vertical markets with additional ad-hoc solutions. For example, our CardioGram Kids product enables us to market our solutions specifically to providers that deal with pediatric cardiology. Our initial installations at pediatric practices have been live for 45 days, and we expect that this program will grow in the next few months.

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Q: Is there any evidence that the new products are helping CompuMed add customers outside the correctional facility market?

A: The work we've done to integrate and expand our technology has enabled us to attract a significant base of non-correctional facility customers. In fact, we have reached the point where almost one third of our total customer sites are classified as "non correctional." Most of these customers are involved in clinical research, rural health, occupational health, mental health or pediatrics. Of course we would love to announce all of our new client wins, but we're often obligated contractually to keep such information confidential.

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Spotlight News

CompuMed teams with U Miami for a pediatric imaging program

CompuMed, Inc. (CMPD.OB) develops and markets products and services that combine advanced imaging with medical informatics.

The Company's focus is on analysis and remote monitoring for patients with cardiovascular and musculoskeletal diseases. It has specialized expertise and intellectual property in telemedicine imaging and analysis that improves healthcare provider workflow and patient care, while reducing costs.

CompuMed's core  OsteoGram and CardioGram products are cleared by the FDA and reimbursable by Medicare.

The OsteoGram is a non-invasive, uniquely cost-effective diagnostic system that has been clinically proven to provide accurate bone density measurement for screening osteoporosis and assessing hip fracture risk.

The CardioGram is one of the first telecommunication networks designed specifically to interpret electrocardiograms remotely. It is used by private practice physicians, as well as government and corporate healthcare

Q: How has CompuMed's success in expanding and diversifying its customer base affected financial performance?

A: We are optimistic that several of our new customers will, in time, become top performers in terms of demand for CompuMed's services. But in the immediate term, there's often lag time between the acquisition of a new customer and the realization of material new revenues. In most cases, this lag time is due to factors such as personnel training, internal policies and/or the need to implement new patient outreach programs.

When we speak of financial performance, we also have to keep in mind that the last three quarters have witnessed a historic slowdown in virtually every facet of the economy, and our new and existing customers have not been immune.

Even our state government clients have been subject to massive cuts in spending that have, in-turn, affected our revenue growth. For example, customers who would in the past run cardiac screening for all of their patients on a preventative basis have been forced to restrict screening to only those patients with specific risk factors. This translates into reduced average revenue per customer unit (ARPU) for CompuMed.

But while our ARPU has decreased due to the economy, we have been able to partially offset the decline by adding new customers.

We expect that once the recession begins to ease and new healthcare spending in the federal budget starts to make its way to CompuMed and our customers, the company's ARPU will be restored to historic levels. When that happens, our newly expanded customer base should translate into an increase in revenue.

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Q: The Obama administration has made funding EMR and telemedicine a priority. How has CompuMed benefitted?

A: It is important to understand that despite the rhetoric in the popular press, much of the "promised" increased funding has not yet materialized. What has been funded are research grants connected with specific initiatives, and we have begun the process of applying for such grants when applicable. Looking forward, we expect a much more significant push in this area as healthcare reform is enacted. We expect that our customers will receive incentives to purchase systems, technology and services that enable greater efficiencies through EMR and telemedicine. We intend to be ready when our customers are prepared to purchase related products. This is, however, a process that takes time, and we do not expect immediate spikes in revenue related to this type of spending during the current fiscal year.

providers, nationwide. The CardioGram delivers online electrocardiogram interpretations within minutes of receipt, and has the additional capability of providing an automatic over-read (i.e., follow-up review) by a cardiologist.

CompuMed is headquartered in Los Angeles and distributes its products worldwide directly and through OEM partners.

www.CompuMed.net

Looking Forward Statement

Statements contained in this newsletter, such as statements about  revenue, operations, revenue and earnings growth and other financial results are forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  All such forward-looking statements including statements concerning the Company's plans, objectives, expectations and intentions are based largely on management's expectations and are subject to and qualified by risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.  These statements are subject to uncertainties and risks including, without limitation, product and service demand and acceptance, changes in technology, ability to raise capital, the availability of appropriate acquisition candidates and/or business partnerships, economic conditions, the impact of competition and pricing, capacity and supply constraints or difficulties, government regulation and other risks identified in the Company's filings with the Securities and Exchange Commission. All such forward-looking statements are expressly qualified by these cautionary statements. The Company  expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect events, conditions or circumstances on which any such statement is based after the date hereof, except as required by law.